Merger	12 Months Ended
Dec. 31, 2016
Merger [Abstract]
Merger

4.MERGER

On November 30, 2015, Juniata consummated the merger with FNBPA Bancorp, Inc. (“FNBPA”), a Pennsylvania corporation. FNBPA merged with, and into Juniata, with Juniata continuing as the surviving entity. Simultaneously with the consummation of the foregoing merger, First National Bank of Port Allegany (“FNB”), a national banking association and a  wholly-owned subsidiary of FNBPA, merged with and into the Bank.

As part of this transaction, FNBPA shareholders received either 2.7813 shares of Juniata’s common stock or $50.34 in cash in exchange for each share of FNBPA common stock. As a result, Juniata issued 607,815 shares of common stock with an acquisition date fair value of approximately $10,637,000, based on Juniata’s closing stock price of $17.50 on November 30, 2015, and cash of $2,208,000, including cash in lieu of fractional shares. The fair value of total consideration paid was $12,845,000.

The assets and liabilities of FNB and FNBPA were recorded on the consolidated balances sheet at their estimated fair value as of November 30, 2015, and their results of operations have been included in the consolidated income statement since such date.

Included in the purchase price was goodwill and a core deposit intangible of $3,335,000 and $343,000, respectively. The core deposit intangible will be amortized over a ten-year period using a sum of the year’s digits basis. The goodwill will not be amortized, but will be measured annually for impairment or more frequently if circumstances require.

Core deposit intangible amortization expense projected for the succeeding five years beginning 2017 is estimated to be $49,000,  $44,000,  $38,000, $33,000 and $27,000 per year, respectively, and $53,000 in total for years after 2021.

The allocation of the purchase price is as follows, in thousands of dollars:

Purchase price assigned to FNBPA common shares	$10,637
exchanged for 607,815 Juniata common shares
Purchase price assigned to FNBPA common shares exchanged for cash	2,208
Total purchase price	12,845
FNBPA net assets acquired:
Tangible common equity	9,854
Adjustments to reflect assets acquired and liabilities assumed at fair value:
Total fair value adjustments	(523)
Associated deferred income taxes	179
Fair value adjustment to net assets acquired, net of tax	(344)
Total FNBPA net assets acquired	9,510
Goodwill resulting from the merger	$3,335

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed, in thousands of dollars.

Total purchase price	$12,845

Net assets acquired
Cash and cash equivalents	3,452
Interest-bearing time deposits	350
Investment securities	35,458
Loans	47,055
Premises and equipment	419
Accrued interest receivable	550
Core deposit and other intangibles	343
Other real estate owned	114
Other assets	763
Deposits	(77,665)
Accrued interest payable	(13)
Other liabilities	(1,316)
9,510
Goodwill	$3,335

As of November 30, 2015, the merger date, goodwill was recorded at $3,335,000. ASC 805 allows for adjustments to goodwill for a period of up to one year after the merger date for information that becomes available that reflects circumstances at the merger date. During 2016, such information became available and goodwill was adjusted by $67,000, to $3,402,000, to reflect the adjustments to fair value of two assets.

The fair value of the financial assets acquired included loans receivable with a gross amortized cost basis of $47,797,000.  The table below illustrates the fair value adjustments made to the amortized cost basis in order to present a fair value of the loans acquired, in thousands of dollars.

Gross amortized cost basis at November 30, 2015	$47,797
Market rate adjustment	(110)
Credit fair value adjustment on pools of homogeneous loans	(73)
Credit fair value adjustment on impaired loans	(559)
Fair value of purchased loans at November 30, 2015	$47,055

The market rate adjustment represents the movement in market interest rates, irrespective of credit adjustments, compared to the stated rates of the acquired loans. The credit adjustment made on pools of homogeneous loans represents the changes in credit quality of the underlying borrowers from the loan inception to the acquisition date. The credit adjustment on impaired loans is derived in accordance with ASC 310-30 and represents the portion of the loan balances that has been deemed uncollectible based on the Company’s expectations of future cash flows for each respective loan. The information about the acquired FNBPA impaired loan portfolio as of November 30, 2015 is as follows, in thousands of dollars.

Contractually required principal and interest at acquisition	$2,488
Contractual cash flows not expected to be collected (nonaccretable discount)	(1,427)
Expected cash flows at acquisition	1,061
Interest component of expected cash flows (accretable discount)	(157)
Fair value of acquired loans	$904

The following table presents unaudited pro forma information, in thousands, as if the merger between Juniata and FNBPA had been completed on January 1, 2014. The pro forma information does not necessarily reflect the results of operations that would have occurred had Juniata merged with FNBPA at the beginning of 2014. Supplemental pro forma earnings for 2015 were adjusted to exclude $1,637,000 of merger related costs (exclusive of the corresponding tax impact) incurred in 2015; the results for 2014 were adjusted to include these charges. The pro forma financial information does not include the impact of possible business model changes, nor does it consider any potential impacts of current market conditions or revenues, expense efficiencies or other factors.

	Years Ended December 31,
	2015	2014
Consolidated net interest income after loan loss provision	$ 17,731	$ 17,089
Consolidated noninterest income	4,841	4,745
Consolidated oninterest expense	17,124	18,358
Consolidated net income	4,862	3,353
Consolidated et income per common share	$ 1.01	$ 0.70

The amount of total revenue, consisting of interest income plus noninterest income, as well as the net income specifically related to FNBPA for the period beginning December 1, 2015, included in the consolidated statements of income of Juniata for the year ended December 31, 2015, was $242,000 and $61,000, respectively.